STIFEL NICOLAUS SENIOR HOUSING & HEALTHCARE REAL ESTATE CONFERENCE COMPANY PRESENTATION January 17, 2012

FORWARD LOOKING STATEMENTS 2 Certain information contained in this presentation includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not statements of historical facts. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation also include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends and distributions, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions and plans and objectives of management for future operations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun Healthcare Group, Inc. (“Sun”) until we are able to further diversify our portfolio; our ability to qualify and maintain our status as a real estate investment trust (“REIT”); changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions, including the ability of the parties to pending acquisitions to satisfy specified closing conditions, and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to obtain on favorable terms an increase in the available borrowing capacity under our secured revolving credit facility; the impact of health care reform legislation on our business; the impact of reductions in CMS reimbursement on the business of our tenants; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. Forward- looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements. TENANT INFORMATION This presentation includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun’s filings with the SEC can be found at www.sec.gov. This presentation also includes information regarding the tenants of each of (i) Texas Regional Medical Center at Sunnyvale (“TRMC”), (ii) Oak Brook Health Care Center (“Oak Brook”), and (iii) four skilled nursing facilities – Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (collectively, the “Cadia Portfolio”) – we have acquired. The information related to these tenants that is provided in this presentation has been provided by the tenants or, in the case of Sun, derived from Sun’s public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Tenant information related to the two skilled nursing facilities we acquired on September 30, 2011 – Honey Hill Care Center and Manokin Manor Nursing & Rehabilitation Center (collectively, the “Aurora Portfolio”) – and the facilities acquired subsequent to September 30, 2011 – Windcrest Alzheimer’s Care Center and Wesley Woods Alzheimer’s Care Center (collectively, the “Encore Portfolio”) and Creekside Senior Living – are not included in the information presented because they were not acquired until on or after the period presented.

NON-GAAP FINANCIAL MEASURES 3 This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, EBITDAR, EBITDARM, funds from operations (“FFO”), adjusted FFO (“AFFO”) and normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Facility EBITDAR(M) is defined as earnings before interest, taxes, depreciation, amortization, rent (“EBITDAR”) and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. Facility EBITDAR(M) Coverage is defined as Facility EBITDAR(M) divided by the same period cash rent for a particular facility. Tenant EBITDAR is defined as Facility EBITDAR, as defined herein, plus EBITDAR for the period presented for all other operations of any entities that guarantee the tenants’ lease obligations to the Company. Tenant EBITDAR Coverage is defined as Tenant EBITDAR divided by the same period rent for all of our facilities plus rent expense for other operations of any entity that guarantees the tenant’s lease obligations to the Company. EBITDA is defined as earnings before interest, taxes, and depreciation and amortization. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “funds from operations,” and is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs), and acquisition pursuit costs. Normalized AFFO represents AFFO adjusted for one-time start-up costs. Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliation of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this presentation.

4 Company Update and Investment Highlights

SABRA HAS COMPETITIVE INDUSTRY PRESENCE 5  Formed by Opco / Propco split of Sun Healthcare Group  Independently traded as of November 2010 (NASDAQ: SBRA)  Structured as an UPREIT  B+/B2 rating (S&P / Moody’s) – S&P upgrade from B on September 30, 2011  97 health care investments(1)  76 skilled nursing facilities  86 leased to Sun  Presence in 23 states(1)  $479.6mm equity market cap(2)  $807.4mm total enterprise value(3)  $213.2mm of capital invested(1)  $100.0mm revolver with accordion feature  Experienced management team  Rick Matros, Chairman & CEO  Harold Andrews, CFO  Talya Nevo-Hacohen, CIO Formation Portfolio Capitalization Management (1) As of December 6, 2011. (2) As of January 9, 2012. (3) Based on September 30, 2011 Net Debt which consists of $56.4 million cash and $384.2 million debt, and closing share price of $13.00 as of January 9, 2012.

OPPORTUNITY TO BE CAPITAL PROVIDER OF CHOICE  Few capital providers serving the smaller operators  Over 90% of senior housing facilities are owned in portfolios of less than 10 properties(1)  Larger health care REITs have made transformational deals and grown significantly  Limited debt sources for Sabra deal size candidates  Experience provides ability to navigate uncertainty surrounding government reimbursement (Medicare and Medicaid)  Opportunities for quality, accretive acquisitions 6 (1) Source: NIC MAP Q3 2011 Ownership Summary for MAP 100 as of Q3 2011. Statistic includes assisted living, independent living and nursing care facilities. Be the capital provider of choice to local and regional operators of health care facilities

SABRA CAPITALIZES ON OPPORTUNITY 7 Focused Tactics Execution Diversification from original tenant Exposure to diverse property types within health care sector Increased AFFO Lower cost of capital Sale/ leaseback transactions Focus on deals < $100 mm Triple-net lease structure Broad spectrum of properties: senior housing, skilled nursing facilities and hospitals Focused Tactics Execution

ACQUISITIONS YIELD DIVERSIFICATION  Strong acquisition activity since inception with approximately $213.2 million of capital invested through December 6, 2011  6 new operator relationships  11 new assets in 4 new states (9 SNFs, 1 AL and 1 Hospital)  Steady pipeline across spectrum of health care real estate 8 Sabra formed with 86 properties in 19 states Sabra closes multiple acquisitions: Hillside Terrace Mortgage Note for $5.3mm(1) TRMC for $62.7mm Oak Brook for $11.3mm Sabra decreases exposure to Sun through acquisitions: Cadia Portfolio for $97.5mm Aurora Portfolio for $18.0mm Sabra diversifies and builds tenant base through current acquisitions: Encore Portfolio for $14.2mm Creekside Senior Living for $4.2mm Q4 2010 Q1 & Q2 2011 Q3 2011 Q4 2011 97 investments in 23 states $400mm pipeline (1) On December 5, 2011, the Hillside Terrace Mortgage Note was repaid in full ($8.5 million).

Encore Portfolio (Closed November 1, 2011) - Texas 9  Purchase Price: $14.2mm  Number of Properties: 2  Windcrest Alzheimer’s Care Center  Wesley Woods Alzheimer’s Care Center  Investment Type: Equity  Property Type: SNF  Available Beds: 240 combined  Facility Ages: 7-12 years  Annualized GAAP Rental Income: $1.7mm  Initial Cash Yield: 9.40%  Purchase Price: $18.0mm  Number of Properties: 2  Manokin Manor Nursing & Rehabilitation Center  Honey Hill Care Center  Investment Type: Equity  Available Beds: 285 combined  Property Type: SNF  Facility Ages: 19-25 years  Annualized GAAP Rental Income: $2.2mm  Initial Cash Yield: 10.61% Aurora Portfolio (Closed September 30, 2011) – Connecticut & Maryland RECENT INVESTMENT HIGHLIGHTS (1) Amount includes an allowance of up to $1.6 million primarily for facility improvements. The annual GAAP revenue will range from $0.3 to $0.4 million depending on the amount and timing of disbursements of the allowance.  Purchase Price: $4.2mm (1)  Investment Type: Equity  Property Type: AL  Available Units: 59  Facility Age: 7 years  Annualized GAAP Rental Income: $0.3 - $0.4mm(1)  Initial Cash Yield: 9.25% * Creekside Senior Living (Closed November 22, 2011) - Wisconsin * * 1 1

10 88.0% 4.1% 7.2% 0.7% As of December 31, 2010 As of September 30, 2011 Acquisitions are changing the revenue makeup of our portfolio (1) Pro forma assumes all real estate acquisitions closed through December 6, 2011 were completed as of January 1, 2011. Pro forma also excludes revenues related to the Hillside Terrace Mortgage Note as it was repaid in full on December 5, 2011 for $8.5 million. (2) Skilled nursing and health care facilities include skilled nursing, multi-license designation and mental health facilities. (3) Senior housing facilities include independent living, assisted living and CCRC facilities. (4) Interest income includes impact of Hillside Terrace Note. Sabra’s Annualized Revenue By Asset Class  $213.2 million of invested capital leads to:  Annualized normalized AFFO increase from $37.5 million to $55.7 million (48.5% increase)  Invested capital from inception grew 37.3% IMPACT OF ACQUISITIONS (as of September 30, 2011) 88.5% 4.4% 7.1% Pro Forma(1) Skilled Nursing/ Health Care Facilities Senior Housing Hospital Interest Income (2) (3) (4)

11 Sun 76.7% Texas Regional Medical Center 7.2% Cadia Portfolio 11.6% Aurora Portfolio 2.4% Other 2.1% As of December 31, 2010 As of September 30, 2011 Acquisitions are changing the revenue makeup of our portfolio Sabra’s Annualized Revenue By Tenant IMPACT OF ACQUISITIONS (as of September 30, 2011) Sun 75.6% Texas Regional Medical Center 7.1% Cadia Portfolio 11.4% Aurora Portfolio 2.4% Other 3.5% Pro Forma (1) (1) Pro forma assumes all real estate acquisitions closed through December 6, 2011 were completed as of January 1, 2011. Pro forma also excludes revenues related to the Hillside Terrace Mortgage Note as it was repaid in full on December 5, 2011 for $8.5 million.

RENT COVERAGE ANALYSIS

(As of September 30, 2011)

	Combined Portfolio	Individual Tenants: Sun	TRMC	Oak Brook	Cadia Portfolio
Actual Coverage[(1)]					
Facility EBITDARM Coverage (x)	2.07x	1.98x	3.15x	2.02x	2.06x
Facility EBITDAR Coverage (x)	1.59x	1.45x	3.08x	1.78x	1.67x
Tenant EBITDAR Coverage (x)	1.82x	1.74x	3.08x	1.78x	1.67x
Estimated Facility EBITDAR(M) Coverage After Medicare Cut[(2)]					
Facility EBITDARM Coverage (x)	1.70x	1.58x	3.15x	1.74x	1.70x
Facility EBITDAR Coverage (x)	1.24x	1.07x	3.08x	1.49x	1.32x
Estimated Tenant EBITDAR Coverage After Medicare Cut and Mitigation[(3)]					
Tenant EBITDAR Coverage (x)	1.56x	1.47x	3.08x	1.49x	1.32x

(1) Represents trailing three months ended September 30, 2011 (calculated one month in arrears).

(2) Represents trailing three months ended September 30, 2011 (calculated one month in arrears) after applying 11.1% cut to reported Medicare revenues. Coverages do not reflect any changes in case mix or cost mitigation.

(3) Pursuant to public statements made by Sun's management, Sun estimates the net decrease to EBITDAR after changes to reimbursement rates and charges in assessment, partially offset by general and administrative reductions, to be between $40.0 and $45.0 million. The above coverage for Sun of 1.47x is based on a net decrease of $40.0 million. If the net decrease were $45.0 million, Sun Tenant EBITDAR Coverage and our Consolidated Tenant EBITDAR Coverage would be 1.44x and 1.54x, respectively.

SABRA HEALTH CARE REIT, INC.

12

13 Sabra’s Portfolio & Primary Tenant

14 90.1% 88.2% 89.2% 87.3% 20% 40% 60% 80% 100% 2009 2010 Q3 2010 Q3 2011 90.0% 88.2% 88.2% 87.2% 20% 40% 60% 80% 100% 2009 2010 Q3 2010 Q3 2011 89.0% 87.3% 87.5% 87.7% 20% 40% 60% 80% 100% 2009 2010 Q3 2010 Q3 2011 39.2% 39.3% 38.6% 41.8% 10% 20% 30% 40% 50% 2009 2010 Q3 2010 Q3 2011 Historical skilled nursing/ health care facilities occupancy (1) Historical overall occupancy Historical senior housing occupancy (2) Historical SNF portfolio skilled mix (3) Strong occupancy and skilled mix trends in Sabra’s portfolio STRONG PORTFOLIO PERFORMANCE (as of September 30, 2011) (1) Skilled nursing and health care facilities consists of skilled nursing, multi-license designation and mental health facilities, which total 86 properties. (2) Senior housing facilities consists of independent living, assisted living and CCRC facilities, which total 7 properties. (3) Skilled mix is defined as the total Medicare and non-Medicaid managed care patient revenues divided by the total skilled nursing revenues of our properties for any given period.

PROPERTY DIVERSIFICATION (as of December 6, 2011) 1 1 1 1 3 2 2 1 4 3 1 1 5 2 1 1 2 2 11 2 1 8 5 2 8 3 2 9 1 1 States with existing facilities (Equity investments – 97 total) CCRC (total: 1) Multi-Licensed Designation (total: 10) Mental Health (total: 2) Assisted Living (total: 6) Skilled Nursing (total: 76) Independent Living (total: 1) Key real estate portfolio information Investments: Equity Investments:  Skilled Nursing  Multi-License Designation  Assisted Living  Mental Health  Independent Living  CCRC  Acute Care Hospital 76 10 6 2 1 1 1 TOTAL Investments: 97 Bed/ Unit Count:  Skilled Nursing  Assisted Living  Independent Living  Mental Health  Acute Care Hospital TOTAL Beds/ Units 9,633 971 121 82 70 10,877 Geographically diversified portfolio of skilled nursing and senior housing assets 3 1 Acute Care Hospital (total: 1) 4 1 15 1

GEOGRAPHICALLY DIVERSE PORTFOLIO New Hampshire Connecticut Kentucky Ohio Florida Texas Montana Delaware Other States 97 equity investments in 23 states $92.9 mm annualized pro forma rental revenue(1) (1) Pro forma assumes all real estate acquisitions closed through December 6, 2011 were completed as of January 1, 2011. 13.7% 12.4% 10.4% 5.5% 8.3% 10.3% 22.5% Properties/ facilities by state 5.5% New Hampshire Connecticut Kentucky Ohio Florida Texas Montana Delware Oklahoma Other States 15.5% 11.3% 15.5% 8.2% 5.2% 26.8% 4.1% 5.2% 4.1% 11.4% 16 Annualized pro forma(1) rental revenue by state 4.1%

17 LEASE STRUCTURE SUMMARY Sun TRMC Oak Brook Cadia Portfolio Aurora Portfolio Encore Portfolio Creekside Triple-net        Master lease cross defaulted  N/A N/A    N/A Maturities 2020-2025 2034 2026 2026 2026 2026 2021 Escalators Lesser of CPI or 2.5% annually 6.0% every 5 years 2.5% annually 3.0% annually 2.79% annually commencing on the first day of the 3rd lease year Greater of CPI or 3.0% annually Greater of CPI or 3.0% annually Renewal options (2) 5 year renewal options (2) 5 year renewal options (3) 10 year renewal options (2) 5 year renewal options (2) 5 year renewal options (2) 5 year renewal options (2) 5 year renewal options

18 LEASE STRUCTURE SUMMARY CONTINUED Sun TRMC Oak Brook Cadia Portfolio Aurora Portfolio Encore Portfolio Creekside Annual minimum cap ex $360/ bed No minimum – maintain good condition and repair $400/ bed $400/ bed (1-3 yrs.) $500/ bed (4-6 yrs.) $600/ bed (7-9 yrs.) $700/ bed (10-12 yrs.) $800/ bed (13+ yrs.) Manokin Manor: $0/ bed (1-2 yrs.) $400/ bed (3-4 yrs.) $1000/ bed (5th yr.) Increased for each subsequent Lease Year by the CPI Increase Honey Hill: $600/ bed (1-2 yrs.) $800/ bed ( 3-4 yrs.) $1000/ bed (5th yr.) Increased for each subsequent Lease Year by the CPI Increase $400/ bed (1-2 yrs.) $500/ bed (3-4 yrs.) $600/ bed (5-6 yrs.) $700/ bed (7-8 yrs.) $800/ bed (9th yr.) Immediately preceding Lease Year amount multiplied by CPI (10+ yrs.) $0/ bed (1 yr.) $175/ bed (2 yr.) $350/ bed (3 yr.) Immediately preceding Lease Year amount multiplied by CPI (4+ yrs.) Purchase option No No No No No 2026 at Sabra’s adjusted investment plus 50% of FMV in excess of such investment 2021 or 2026 at Sabra’s adjusted investment plus 50% of FMV in excess of such investment Guarantee   No No  No No

PRIMARY TENANT OVERVIEW (as of September 30, 2011) States with facilities Number of facilities per state Key Sun portfolio information Number of Centers: 199 Property Type:  Skilled Nursing  Multi-License Designation  Assisted Living  Mental Health  Independent Living 165 (83%) 14 (7%) 10 (5%) 8 (4%) 2 (1%) Beds:  Licensed  Available 22,997 22,045 States: 25 Nine months ended 9/30/2011: Adjusted EBITDAR (000s)(1) Margin Three months ended 9/30/2011: SNF Skilled Mix %(2) Occupancy % $195,152 13.4% 39.8% 86.3% Facilities with Specialty Units:  RRS Beds (3)  Solana Units (4) 2185 47 11 15 9 9 5 7 9 9 8 8 20 7 2 17 15 18 2 10 Sun operates 199 inpatient centers in 25 states (1) Sun defines Adjusted EBITDAR as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization and center rent expense (“EBITDAR”) before loss on sale of assets, restructuring costs and loss on asset impairment. (2) Skilled mix is defined as the total Medicare and non-Medicaid managed care patient revenues divided by the total skilled nursing revenues for any given period. (3) As of September 30, 2011. (4) As of December 31, 2010. 5 1 1 1 7 2 1 19

FINANCIALLY SECURE PRIMARY TENANT

Attractive business profile

- Corporate guarantee across diverse health care services
  - Sun Healthcare Group, SunBridge Healthcare, CareerStaff, SolAmor Hospice, SunDance Rehabilitation

Strong operating performance

- $485.9 million in Revenue(1)
- $63.8 million in Adjusted EBITDAR(1)(2)
- $49.3 million net operating cash flow(3)
- $8.6 million net free cash flow (3)(4)

Balance sheet strength

- $150.8 million of liquidity as of September 30, 2011(5)
- 0.46x Net Debt-to-Adjusted EBITDA ratio(6)

Transparency and visibility

- Public entity
- Sabra management team has substantial experience with Sun's operations

SUNHEALTHCARE
Caring is the Key in Life

(1) For the quarter ended September 30, 2011.
(2) Sun defines Adjusted EBITDAR as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization and center rent expense ("EBITDAR") before loss on sale of assets, restructuring costs and loss on asset impairment.
(3) For the nine months ended September 30, 2011.
(4) Net free cash flow for Sun is defined as net operating cash flow less capital expenditures and principal payments under long-term debt agreements.
(5) Includes $59.6 million available under Sun's revolving credit facility.
(6) Based on net debt as of September 30, 2011 and annualized adjusted EBITDA for the nine months ended September 30, 2011.

SABRA HEALTH CARE REIT, INC.

20

21 Financial Overview

FINANCIAL POLICIES  $0.32 per share paid Q2 2011, Q3 2011 and Q4 2011  Target of 80% AFFO (dividends for Q1, Q2 and Q3 higher due to acquisition timing and increase in shares from equity offering) 22 Dividend Acquisitions and Investments  Continued focus on triple-net lease structure in near term  Strategic development programs considered in near term  Consideration of other investment structures over long term (JV, TRS, mezzanine debt) Liquidity  Liquidity as of December 31, 2011 of $142.2 million (1) Capital Structure  Balanced financing of growth primarily through equity and unsecured debt  Untapped $100 million revolver to support growth strategy  Opportunistically seek access to US government agency debt  Target leverage: 4.5x-5.5x to fund continue growth strategy (1) As of December 31, 2011, the Company had $142.2 million in liquidity, consisting of unrestricted cash and cash equivalents of $42.2 million (unaudited) and available borrowings of $100.0 million (unaudited) under the Company's secured revolving credit facility.

FINANCIAL HIGHLIGHTS 23 Income statement and other data Revenues $ 21.5 $ 23.2 $ 57.9 $ 69.7 G&A costs 4.7 4.8 10.3 10.4 EBITDA 16.8 18.4 47.6 59.4 Net income 2.3 3.4 5.7 14.2 FFO 9.2 10.8 24.9 36.6 AFFO 12.5 14.2 31.9 41.5 Normalized AFFO 12.5 14.2 32.2 41.8 Per share data: Diluted EPS $ 0.07 $ 0.09 $ 0.20 $ 0.38 Diluted FFO 0.28 0.29 0.89 0.99 Diluted AFFO 0.38 0.38 1.13 1.11 Dilute Normalized AFFO 0.38 0.38 1.14 1.12 (1) Pro forma assumes a l l rea l estate acquis i tions closed through December 6, 2011, as wel l as the offering of 11.7 mi l l ion shares of common stock that closed in August 2011, were completed as of January 1, 2011. Pro forma financia l information of Creeks ide based on ini tia l investment of $2.7 mi l l ion. Pro forma a lso excludes actual revenues and expenses during the three and nine months ended September 30, 2011 related to the Hi l l s ide Terrace Mortgage Note and does not include interest income of $3.0 mi l l ion and transaction costs of $1.4 mi l l ion related to the repayment of the Hi l l s ide Terrace Mortgage Note on December 5, 2011. Pro Forma (1) (dol lars in mi l l ions , except per share data) Actual Pro Forma (1) Actual For Three Months Ended September 30, 2011 For Nine Months Ended September 30, 2011

FINANCIAL HIGHLIGHTS

Balance sheet and other data

(dollars in millions)

	As of September 30, 2011	
	Actual	Pro Forma [1]
Cash	$ 56.4	$ 46.3
Real Estate, Gross Book Value	757.1	774.0
Real Estate, Asset Value [2]	909.5	926.9
Mortgage Note Receivable	5.3	-
Total Debt	384.2	384.2
Total Equity	329.9	331.4
Capitalization	714.1	715.6
Liquidity	156.4	146.3

			As of September 30, 2011	
Debt Covenants [4]	MIN	MAX	Actual	Pro Forma [1] [3]
Incurrence:				
Total Debt/ Asset Value		60%	39%	39%
Secured Debt/ Asset Value		40%	16%	16%
Minimum Interest Coverage	2.00x		3.11x	3.17x
Maintenance:				
Consolidated Leverage Ratio		6.25x	4.45x	4.31x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.76x	2.85x
Consolidated Tangible Net Worth	$ 162.0		$ 427.9	$ 429.3
Unencumbered Assets/ Unsecured Debt	150%		227%	227%

[1] Pro forma assumes all real estate acquisitions closed through December 6, 2011, as well as the offering of 11.7 million shares of common stock that closed in August 2011, were completed as of January 1, 2011. Pro forma financial information of Creekside based on initial investment of $2.7 million. Pro forma also includes the net cash received (after deducting transaction costs) of $7.1 related to the repayment of the Hillside Terrace Mortgage Note on December 5, 2011.

[2] Real Estate, Asset Value for Sun properties based on a cap rate of 9.75%.

[3] Includes interest income of $3.0 million and transaction costs of $1.4 million related to the repayment of the Hillside Terrace Mortgage Note on December 5, 2011.

[4] All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from Sun, which is calculated by dividing the total initial annual rental revenue from this portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $720 million.

SABRA HEALTH CARE REIT, INC.
24

FY 2012 GUIDANCE 25 Low High Net income from continuing operations 0.64$ 0.68$ Add: Depreciation and amortization 0.89 0.90 FFO 1.53$ 1.58$ Straight line rent adjustment (0.13) (0.14) Stock based compensation 0.18 0.18 Amortization of deferred financing costs 0.09 0.09 Acquisition pursuit costs 0.04 0.05 AFFO 1.71$ 1.76$  FY 2012 guidance released on January 10th

26 $0.8 $3.2 $3.5 $3.7 $86.0 $1.7 $1.8 $1.9 $2.1 $2.2 $51.8 $225 $0 $50 $100 $150 $200 $250 Mortgage Notes Senior Unsecured Notes Minimal near-term debt maturities PRO FORMA DEBT MATURITY SCHEDULE Weighted Average Cost of Debt(1): 7.25% (1) 6.00% weighted average interest rate on mortgage debt and 8.13% on Senior Notes. (dollars in millions)

27 Geographically Diverse Portfolio Attractive Industry Fundamentals Favorable Long-Term Lease Structure Strong Lease Coverage Strong Asset Coverage Financially Secure Primary Tenant Growth Opportunities Experienced Management Team

Reconciliation of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO

(dollars in millions)

	Three Months Ended September 30, 2011		Nine Months Ended September 30, 2011	
	Actual	Pro Forma [1]	Actual	Pro Forma [1]
Net income	$ 2.3	$ 3.4	$ 5.7	$ 14.2
Interest expense	7.6	7.6	22.7	22.7
Depreciation and amortization	6.9	7.4	19.2	22.5
EBITDA	$ 16.8	$ 18.4	$ 47.6	$ 59.4
Net income	$ 2.3	$ 3.4	$ 5.7	$ 14.2
Depreciation and amortization of real estate assets	6.9	7.4	19.2	22.4
Funds from Operations (FFO)	$ 9.2	$ 10.8	$ 24.9	$ 36.6
Straight-line rental income adjustments	(0.6)	(0.6)	(0.7)	(2.9)
Acquisition pursuit costs	2.6	2.7	3.0	3.1
Stock-based compensation expense	0.8	0.8	3.2	3.2
Amortization of deferred financing costs	0.5	0.5	1.5	1.5
Adjusted Funds from Operations (AFFO)	$ 12.5	$ 14.2	$ 31.9	$ 41.5
Start-up costs	-	-	0.3	0.3
Normalized AFFO	$ 12.5	$ 14.2	$ 32.2	$ 41.8

[1] Pro forma assumes all real estate acquisitions closed through December 6, 2011, as well as the offering of 11.7 million shares of common stock that closed in August 2011, were completed as of January 1, 2011. Pro forma financial information of Creekside based on initial investment of $2.7 million. Pro forma also excludes actual revenues and expenses during the three and nine months ended September 30, 2011 related to the Hillside Terrace Mortgage Note and does not include interest income of $3.0 million and transaction costs of $1.4 million related to the repayment of the Hillside Terrace Mortgage Note on December 5, 2011.

SABRA HEALTH CARE REIT, INC.

28